Exhibit 10.1

AGREEMENT FOR TERMINATION OF LEASE

AND VOLUNTARY SURRENDER OF PREMISES

This Agreement for Termination of Lease and Voluntary Surrender of Premises (this “Agreement”) is made and entered into as of March 11, 2022, by and between ARE-SD REGION NO. 30, LLC, a Delaware limited liability company (“Landlord”), and METACRINE, INC., a Delaware corporation (“Tenant”), with reference to the following:

RECITALS

A. Pursuant to that certain Lease dated as of June 16, 2017 (as amended, the “Lease”), Tenant now leases from Landlord a portion of certain premises known as Suite C (and also known as Suite 130) in the building located at 3985 Sorrento Valley Boulevard, San Diego, California 92121, which Premises consists of approximately 20,475 rentable square feet (the “Premises”), all as more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The term of the Lease is scheduled to expire on March 31, 2023 (the “Expiration Date”).

C. Tenant and Landlord desire, subject to the terms and conditions set forth below, to accelerate the Expiration Date of the Term of the Lease.

D. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises made herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, Landlord and Tenant agree as follows:

1. Accelerated Termination Date. Landlord and Tenant agree, subject to the terms of this Agreement, to accelerate the Expiration Date of the Term of the Lease from March 31, 2023, to the later of (x) March 31, 2022 and (y) the date that Landlord notifies Tenant that Landlord has executed a lease agreement, on terms and conditions acceptable to Landlord, with a third party for the Premises (as applicable, the “Termination Date”). In no event shall Landlord have any liability to Tenant if the requirement set forth in clause (y) of the preceding sentence does not occur.

2. Termination. Notwithstanding anything to the contrary contained in this Agreement, if Tenant does not surrender the Premises on or before the Termination Date in strict accordance with the terms of this Agreement, the Term of the Lease shall nonetheless terminate on the Termination Date and the holdover provisions of the Lease shall apply.

3. Base Rent and Other Charges. Tenant shall be responsible for the payment of all Base Rent, Operating Expenses and for any other amounts payable by Tenant under the Lease through the Termination Date. Tenant shall not be required to pay Base Rent for any period following the Termination Date so long as Tenant surrenders the Premises in strict compliance with this Agreement and the Lease, as modified by this Agreement, and Tenant is not in breach hereof or under the Lease.

4. Termination and Surrender. Tenant shall voluntarily surrender the Premises as provided in this Agreement. Tenant agrees to cooperate reasonably with Landlord in all matters, as applicable, relating to surrendering the Premises in accordance with the surrender requirements set forth in the Lease and in the condition required pursuant to the Lease, as modified by this Agreement. Notwithstanding anything in the Lease to the contrary, Tenant shall not be required to remove from the Premises on or before the Termination Date (i) any wires, cables or similar equipment installed by Tenant at the Premises; (ii) any Installations or any Notice-Only Alterations; (iii) the Monument Sign, or any other signage installed by Tenant at the Premises or (iv) the Personal Property listed on Exhibit A and Exhibit B. After the Termination Date, Tenant shall have no further rights of any kind with respect to the Premises. Notwithstanding the foregoing, as provided in Section 6 hereof, those provisions of the Lease which, by their terms, survive the termination of the Lease shall survive the surrender of the Premises and termination of the Lease provided for herein.

5. Landlord Work. From and after the date of this Agreement and continuing through and until the Termination Date, Landlord and Tenant agree to cooperate so that Landlord may, if Landlord so elects, undertake construction and/or alterations with respect to the Premises including, without limitation, performing certain tenant improvements, painting, and cleaning of floors (collectively, the “Landlord Alteration Work”) and Landlord and its agents and contractors may access the Premises to perform such Landlord Alteration Work). The Landlord Alteration Work shall be without cost, expense or liability to Tenant (except to the extent such cost, expense or liability is caused by Tenant or any of its employees, agents, contractors or invitees).

6. No Further Obligations. Landlord and Tenant each agree that the other is excused, released, and discharged as of the Termination Date from any further obligations under the Lease with respect to the Premises, excepting only such obligations under the Lease which are, by their terms, intended to survive termination of the Lease and except as provided for in this Agreement. In addition, nothing herein shall be deemed to limit or terminate any common law or statutory rights either party hereto may have with respect to the other party hereto, including in connection with any hazardous materials or for violations of any governmental requirements or requirements of applicable law. Nothing herein shall excuse Tenant or Landlord from its obligations under the Lease, as modified by this Agreement, prior to the Termination Date.

7. Personal Property. Notwithstanding anything in the Lease to the contrary, Tenant shall surrender the Premises on the Termination Date with all of Tenant’s personal property described on Exhibit A and Exhibit B left in place (“Personal Property”). Landlord hereby acknowledges that ownership of the Personal Property listed on Exhibit A shall transfer to Belharra Therapeutics, Inc., a Delaware corporation (“Belharra”) on the Termination Date pursuant to the terms of a separate written agreement between Tenant and Belharra, and the ownership of the Personal Property listed on Exhibit B shall transfer to Landlord on the Termination Date. Any other personal property of Tenant remaining in the Premises after the Termination Date is hereby agreed to be abandoned by Tenant and may be disposed of by Landlord, in Landlord’s sole discretion, without obligation or liability of any kind to Tenant.

8. Acknowledgment. Tenant and Landlord each acknowledges that it has read the provisions of this Agreement, understands them, and is bound by them. Time is of the essence in this Agreement.

9. No Assignment. Tenant represents and warrants that Tenant has not assigned, mortgaged, subleased, pledged, encumbered or otherwise transferred any interest in the Lease and that Tenant holds the interest in the Premises as set forth in the Lease as of the date of this Agreement. Landlord represents and warrants to Tenant that Landlord has not assigned the Lease.

10. No Modification. This Agreement may not be modified or terminated except in writing signed by all parties.

11. Successors and Assigns; Authority. The covenants and agreements herein contained shall inure to the benefit and be binding upon the parties and their respective successors and assigns. Tenant represents and warrants to Landlord that Tenant has the full right, legal power, and actual authority to bind Tenant to the terms and conditions hereof. Landlord represents and warrants to Tenant that Landlord has the full right, legal power, and actual authority to bind Landlord to the terms and conditions hereof.

12. Attorneys’ Fees. In the event of a dispute between the parties, the prevailing party in any litigation brought by either party in connection with this Agreement shall be entitled to have its reasonable and documented attorneys’ fees and costs paid by the other party. Each party shall be responsible for its own costs and legal fees in connection with the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

13. Conflict of Laws. This Agreement shall be governed by the laws of the state in which the Premises are located.

14. OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List or the Sectoral Sanctions Identifications List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

15. Counterparts. This Agreement may be executed in 2 or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature process complying with the U.S. federal ESIGN Act of 2000) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. Electronic signatures shall be deemed original signatures for purposes of this Agreement and all matters related thereto, with such electronic signatures having the same legal effect as original signatures.

[Signatures are on the next page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

TENANT:

METACRINE, INC.,
a Delaware corporation

By:	/s/ Preston Klassen
Name:	Preston Klassen
Title:	CEO

☒ I hereby certify that the signature, name, and title above are my signature, name and title.

LANDLORD:

ARE-SD REGION NO. 30, LLC,
a Delaware limited liability company

By:	ALEXANDRIA REAL ESTATE EQUITIES, L.P.,
a Delaware limited partnership,
managing member

	By:	ARE-QRS CORP.,
a Maryland corporation,
general partner

By:	/s/ Gary Dean
Its:	Executive Vice President - Real Estate Legal Affairs

EXHIBIT A

List of Personal Property to be Transferred to Belharra

Lab Equipment

Item	Quantity
Applied Biosystems 7900HT Fast	1	Lab Equipment
Applied Biosystems QuantStudio	1	Lab Equipment
Nikon Diaphot 200 Microscope	1	Lab Equipment
Zeiss Axioskop	1	Lab Equipment
Applied Biosystems StepOne Plus	1	Lab Equipment
Applied Biosystems Accufill	1	Lab Equipment
Nalogene radiation boxes	1	Lab Equipment
Kenmore upright freezer	4	Lab Equipment
VWR 1500E oven	1	Lab Equipment
Sigma centrifuge	1	Lab Equipment
Beckman Coulter Allegra 15	1	Lab Equipment
Mettler Toledo AB analytical balance	1	Lab Equipment
Mettler Toledo PR balance	1	Lab Equipment
Titertek Atlas	1	Lab Equipment
Misonix Sonicator	1	Lab Equipment
New Brunswick scientific Platform Shaker	1	Lab Equipment
Eppendorf 5417R	4	Lab Equipment
Eppendorf 5415D	3	Lab Equipment
Precision Waterbath 182	1	Lab Equipment
BTX ECM & Stand	1	Lab Equipment
lnfors Multitron	3	Lab Equipment
Forma Scientific co2 water jacket incubator	2	Lab Equipment
Eppendorf 5800 series	1	Lab Equipment
Beckman Allegra 6 centrifuge	3	Lab Equipment
Revco Deli Fridge	1	Lab Equipment
Fisher lsotemp Water Bath	2	Lab Equipment
Beckman Allegra 6 centrifuge	1	Lab Equipment
HS-N2 centfrifuge	1	Lab Equipment
Thermo Forma Class II BSC	1	Lab Equipment
True Upright Fridge	1	Lab Equipment
True Deli Fridge	1	Lab Equipment
Baker Sterilgard Ill Advance	1	Lab Equipment
Pipettes	100	Lab Equipment
Shel lab 1320 oven	1	Lab Equipment
Matrix electronic pipetter	5	Lab Equipment
Vortex Genie 2	10	Lab Equipment
Pipette Aid	10	Lab Equipment
VWR Mini Vortexer	2	Lab Equipment
Baker Sterilgard SG-400 BSC	2	Lab Equipment
Thermo Forma Class II Type A/B3 1284	2	Lab Equipment
Fridge/ Freezer Upright	1	Lab Equipment
Binder Incubator/ Oven	2	Lab Equipment

VWR CryoPro	1	Lab Equipment
Nikon TMS microscope	1	Lab Equipment
Nikon Eclipse TS100 microscope	1	Lab Equipment
New Brunswick Scientific C24 Incubator shaker	1	Lab Equipment
Thermolyne Nuova stir plate	1	Lab Equipment
New Brunswick Scientific innova shaker	1	Lab Equipment
Revco 3 door deIi fridge	1	Lab Equipment
New Brunswick innova incubator shaker	1	Lab Equipment
Thermo NanoDrop spectrophotometer	1	Lab Equipment
rotation mixers	2	Lab Equipment
Corning hot plate	1	Lab Equipment
CombiFlash Companion XL & Foxy 200	1	Lab Equipment
TA Instruments DSC with cooling system	1	Lab Equipment
Biotage Pressure+	1	Lab Equipment
Fisher PH Meter	1	Lab Equipment
Millipore Milli-Q Synthesis water purifier	1	Lab Equipment
Push/Pull Cart	2	Lab Equipment
Stainless roller Rack	3	Lab Equipment
Caframo stirrer with stand	1	Lab Equipment
minus 80 racks	1	Lab Equipment
Thermo Revco RL Series -80	2	Lab Equipment
Thermo Revco RD Series -80	2	Lab Equipment
Kelvinator Chest Minus 80	1	Lab Equipment
Waters Acquity Sample Organizer	1	Lab Equipment
Virtis BenchTop	1	Lab Equipment
Shimadzu LC-8A pump	2	Lab Equipment
Shimadzu SPD-10A UV/VIS detector	1	Lab Equipment
Shimadzu SCL-10A Controller	1	Lab Equipment
Shimadzu FRC-10A Fraction collector	2	Lab Equipment
Shimadzu SIL-10AP Autosampler	1	Lab Equipment
Mettler Toledo PB balance	1	Lab Equipment
Mettler Toledo XSR analytical balance	1	Lab Equipment
Manitowoc Ice Machine	1	Lab Equipment
Labconco Freezone	1	Lab Equipment
GS laboratory equipment chest -80	1	Lab Equipment
VWR mini sonicator bath	1	Lab Equipment
Shimadzu H PLC PARTS UNITS	1	Lab Equipment
Teledyne ACCQ Prep HP	2	Lab Equipment
Waters Acquity PDA Detector	1	Lab Equipment
Waters Acquity Column Manager	1	Lab Equipment
Waters Acquity Sample Manager	1	Lab Equipment
Waters Acquity Binary Solvent Manager	1	Lab Equipment
Waters Acquity Detector	1	Lab Equipment
Buchi Rotavapor R-200	4	Lab Equipment
Buchi Rotavapor R-205	1	Lab Equipment
Welch Vacuum Pump	1	Lab Equipment
Agilent 1100 DAD	1	Lab Equipment
Hewlett Packard 1100 CalComp	1	Lab Equipment
Logos Luna Automated Cell Counter	1	Lab Equipment

Perkin Elmer Janus	1	Lab Equipment
Thermo Multidrop 384	1	Lab Equipment
Fisher lsotemp 210 water bath	1	Lab Equipment
Corning hot plate stirrer	1	Lab Equipment
Miltenyi Biotec gentleMACS	1	Lab Equipment
lnvitrogen Powerease 500	1	Lab Equipment
Bio Rad Powerpac	1	Lab Equipment
Pharmacia biotechpower supply	1	Lab Equipment
lnvitrogen iBlot 2	1	Lab Equipment
Stovall belly dancer	1	Lab Equipment
Lab line Titer Plate Shaker	2	Lab Equipment
lsotemp Hot plater Stirrer	1	Lab Equipment
IKA RCT Basic hotplate stirrer	14	Lab Equipment
Chemglass hot plate stirrer	4	Lab Equipment
VWR RCT Basic w/ ets-D4 fuzzy	1	Lab Equipment
MJ research PTC DNA PCR	1	Lab Equipment
Polytron PT-3100 homoginizer	1	Lab Equipment
Beckman microfuge 18	1	Lab Equipment
Applied Biosystems geneamp 9700	1	Lab Equipment
Li-Cor Odyssey	1	Lab Equipment
Molecular Devices FlexStation	1	Lab Equipment
Molecular Devices SpectraMax	1	Lab Equipment
Perkin Elmer Envision 2103 reader	1	Lab Equipment
Tecan Infinite plate reader	1	Lab Equipment
Biacore 3000	1	Lab Equipment
Applied Biosystems MagMax	1	Lab Equipment
HP 1100 DAD	1	Lab Equipment
HP 1100 colcomp	1	Lab Equipment
HP 1100 ALS	1	Lab Equipment
HP 1100 lsopump	1	Lab Equipment
HP 1100 Degasser	1	Lab Equipment
Agilent 1100 Remote	1	Lab Equipment
MP FastPrep -24	2	Lab Equipment
Sorvall SLC-4000 composite rotor	1	Lab Equipment
Sorvall SS-34	1	Lab Equipment
Sorvall RC-SC	1	Lab Equipment
Branson 5510 Sonicating Bath	1	Lab Equipment
Benchmark Myfuge microfuge	1	Lab Equipment
Thermo multiwell hotplate	1	Lab Equipment
Fisher Dry Bath incubator	1	Lab Equipment
Mini fridge	3	Lab Equipment
Agilent HPLC misc parts & columns	1	Lab Equipment
KDScientific syringe pump	1	Lab Equipment
Agilent 1100 1100 ALS	1	Lab Equipment
Agilent 1100 ALSTherm	1	Lab Equipment
Agilent 1100 BinPump	1	Lab Equipment
Agilent 1100 Degasser & Solvent Tray	1	Lab Equipment
Fisher lsotemp Vacuum Oven	1	Lab Equipment
Biotage Initiator	1	Lab Equipment

Biotage lsolera	2	Lab Equipment
Precision Water Bath	1	Lab Equipment
Branson 1210 sonicating water bath	1	Lab Equipment
Mettler Toledo AX Analytical Balance	1	Lab Equipment
Mettler Toledo AG Analytical Balance	1	Lab Equipment
Isolation Table - balance - stone	1	Lab Equipment
Justrite Flammable Cabinet 45 Gallon	6	Lab Equipment
Small rolling flammable cabinet	1	Lab Equipment
VWR Flammable Cabinet 45 Gallon	2	Lab Equipment
VWR lsotemp refrigerator Freezer	1	Lab Equipment
Teledyne CombiFlash	1	Lab Equipment
Dry storage container	2	Lab Equipment
Buchi Melting Point B-545	1	Lab Equipment
Thermo Thermal Rocker	1	Lab Equipment
Fisher shaking water bath FSSWB15	1	Lab Equipment
Mini fridge	1	Lab Equipment
Applied Biosystems API LC/MS/MS System	1	Lab Equipment
Applied Biosystems assy no 027463 E	1	Lab Equipment
Waters Acquity TUV Detector	1	Lab Equipment
Waters Acquity Sample Organizer	1	Lab Equipment
Waters Acquity Sample Manager	1	Lab Equipment
Waters Acquity Binary Solvent Manager	1	Lab Equipment
AB Sciex Qtrap	1	Lab Equipment
Agilent 1290 Infinity Bin Pump	1	Lab Equipment
Agilent 1290 Infinity TCC	1	Lab Equipment
Agilent 1290 Infinity DAD	1	Lab Equipment
Agilent 1200 FC/ALS Therm	1	Lab Equipment
Agilent 1290 Infinity II G7167B Multisampler	1	Lab Equipment
Agilent 1200 / 1260 / 1290 Solvent Tray	1	Lab Equipment
Agilent 1290 lunfinity Sampler	1	Lab Equipment
Nuaire NU-602-SPEC BSC	1	Lab Equipment
Bruker NMR	1	Lab Equipment
Surgivet lsotec	1	Lab Equipment
VetEquip IMPAC	1	Lab Equipment
Desicator cabinet	1	Lab Equipment
lnnovive mouse cage racks	2	Lab Equipment
lnnovive rat cage racks	2	Lab Equipment

Lab IT Equipment

Item	Quantity
Desktop Computer	23	Lab IT Equipment
Laptops	8	Lab IT Equipment
Monitors	20	Lab IT Equipment
Printer	3	Lab IT Equipment

Other IT Equipment

Group	Item	Server Room	Floor
Display	TV’s	4	0	Other IT Equipment
Display	Monitor	28	44	Other IT Equipment
Accessories	Monitor Arms	2	12	Other IT Equipment
Accessories	Monitor Risers	10	20	Other IT Equipment
Accessories	Task Lights	4	1	Other IT Equipment
Accessories	Keyboard Tray	0	1	Other IT Equipment
Display	Projector	1	1	Other IT Equipment
Phone	Polycoms (Conference Phone?)	2		Other IT Equipment
Cables/Connections	VGA	11		Other IT Equipment
Cables/Connections	USB 3	21		Other IT Equipment
Cables/Connections	Audi Cables	11		Other IT Equipment
Cables/Connections	DVID	30		Other IT Equipment
Cables/Connections	Display Port	5		Other IT Equipment
Cables/Connections	HDMI cables	11		Other IT Equipment
Accessories	Keyboards (single)	20		Other IT Equipment
Accessories	Mice (single)	21		Other IT Equipment
Cables/Connections	Docking Stations	19	26	Other IT Equipment
Cables/Connections	SATA Duplicator Dock	1		Other IT Equipment
Cables/Connections	Small Switch	2		Other IT Equipment
Phone	Desk Phones (Polycom VVX 311)	17	27	Other IT Equipment
Cables/Connections	DVID to Display Port Adaptor	5		Other IT Equipment
Cables/Connections	UCB-C to HDMI Adaptor	4		Other IT Equipment
Cables/Connections	VGA to DVID Adaptor	4		Other IT Equipment
Cables/Connections	DVID to Display Port Adaptor	2		Other IT Equipment
Cables/Connections	VGA to Display Port Adaptor	1		Other IT Equipment
Cables/Connections	HDMI to Display Port Adaptor	2		Other IT Equipment
Cables/Connections	Deconn Multi-Dongle (white)	5		Other IT Equipment
Cables/Connections	Deconn Multi-Dongle (black)	8		Other IT Equipment
Server Rack	UPS	2		Other IT Equipment
Server Rack	ThinkCentre Small	1		Other IT Equipment
Server Rack	CD External drive	1		Other IT Equipment
Server Rack	ThinkCentre Big	1		Other IT Equipment
Server Rack	Acer Monitor	1		Other IT Equipment
Server Rack	Cisco Switch	2		Other IT Equipment
Server Rack	Fortinet	1		Other IT Equipment
Printer	Kyocera TASKalfa 4550ci	1		Other IT Equipment

Office Equipment

Item	Quantity
Refrigerator	2	Office Equipment
Mini Fridge	1	Office Equipment
Beverage Fridge	1	Office Equipment
9 piece Outdoor Dining	2	Office Equipment
Patio Umbrella	2	Office Equipment
Umbrella base	2	Office Equipment
Microwave	2	Office Equipment
Bunn Coffee Machine	1	Office Equipment
Glass Marker Boards		Office Equipment
Desks, Chairs, Cubicles, Credenzas		Office Furniture
Ergo Kneeling Chair	1	Office Equipment
Space Heaters	3	Office Equipment
File cabinet in mothers room	1	Office Equipment
2 fire cabinets in supply room	2	Office Equipment
1 file cabinet	1	Office Equipment

EXHIBIT B

List of Personal Property to be Transferred to Landlord

1.	4x10 GLASS MARKERBOARD

2.	VIDEO INTERCOM SYSTEM/CARD KEY SECURITY

3.	NETWORK CABLING

4.	INTERIOR OFFICE SIGNAGE

5.	VIDEO CONFERENCE ENHANCMENTS (INCLUDING NEAT SOUND BAR & TABLET)

6.	ES-2 HIGH EFFICIENCY RO/DI SYSTEM (WATER PURIFICATION)